Inventories	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Inventories
15.	INVENTORIES

	December 31, 2017	December 31, 2018
	NT$	NT$
	(In Millions)	(In Millions)
Finished goods	$9,923.3	$11,329.8
Work in process	53,362.2	72,071.9
Raw materials	7,143.8	15,233.9
Supplies and spare parts	3,451.4	4,595.4

	$73,880.7	$103,231.0

Write-down of inventories to net realizable value in the amount NT$1,542.8 million (excluding earthquake losses) and NT$1,259.5 million (excluding computer virus outbreak losses), respectively, were included in the cost of revenue for the years ended December 31, 2016 and 2018. Reversal of write-down of inventories resulting from the increase in net realizable value in the amount of NT$840.9 million was included in the cost of revenue for the year ended December 31, 2017. Please refer to earthquake losses and computer virus outbreak losses in Note 41.